Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	2Q'26 vs. 2Q'25		Jun 30, 2026	Jun 30, 2025	YTD'26 vs. YTD'25
EARNINGS
Net interest income	$4,608	$4,635	$4,761	$4,720	$4,521	$87	1.9%	$9,243	$8,985	$258	2.9%
Retailer share arrangements	(1,027)	(1,070)	(1,094)	(1,024)	(992)	(35)	3.5%	(2,097)	(1,887)	(210)	11.1%
Provision for credit losses	1,201	1,335	1,442	1,146	1,146	55	4.8%	2,536	2,637	(101)	(3.8)%
Net interest income, after retailer share arrangements and provision for credit losses	2,380	2,230	2,225	2,550	2,383	(3)	(0.1)%	4,610	4,461	149	3.3%
Other income	137	133	126	127	118	19	16.1%	270	267	3	1.1%
Other expense	1,331	1,316	1,399	1,248	1,245	86	6.9%	2,647	2,488	159	6.4%
Earnings before provision for income taxes	1,186	1,047	952	1,429	1,256	(70)	(5.6)%	2,233	2,240	(7)	(0.3)%
Provision for income taxes	301	242	201	352	289	12	4.2%	543	516	27	5.2%
Net earnings	$885	$805	$751	$1,077	$967	$(82)	(8.5)%	$1,690	$1,724	$(34)	(2.0)%
Net earnings available to common stockholders	$864	$784	$730	$1,057	$946	$(82)	(8.7)%	$1,648	$1,682	$(34)	(2.0)%

COMMON SHARE STATISTICS
Basic EPS	$2.61	$2.29	$2.07	$2.89	$2.51	$0.10	4.0%	$4.89	$4.42	$0.47	10.6%
Diluted EPS	$2.59	$2.27	$2.04	$2.86	$2.50	$0.09	3.6%	$4.85	$4.38	$0.47	10.7%

Dividend declared per share	$0.30	$0.30	$0.30	$0.30	$0.30	$—	—%	$0.60	$0.55	$0.05	9.1%
Common stock price	$76.05	$68.02	$83.43	$71.05	$66.74	$9.31	13.9%	$76.05	$66.74	$9.31	13.9%
Book value per share	$46.67	$45.29	$44.74	$44.00	$42.30	$4.37	10.3%	$46.67	$42.30	$4.37	10.3%
Tangible book value per share(1)(2)	$42.01	$40.95	$40.52	$40.28	$38.72	$3.29	8.5%	$42.01	$38.72	$3.29	8.5%

Beginning common shares outstanding	336.8	347.4	360.1	371.9	380.5	(43.7)	(11.5)%	347.4	388.3	(40.9)	(10.5)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.2	1.9	0.3	0.3	0.2	—	—%	2.1	2.2	(0.1)	(4.5)%
Shares repurchased	(11.7)	(12.5)	(13.0)	(12.1)	(8.8)	(2.9)	33.0%	(24.2)	(18.6)	(5.6)	30.1%
Ending common shares outstanding	325.3	336.8	347.4	360.1	371.9	(46.6)	(12.5)%	325.3	371.9	(46.6)	(12.5)%

Weighted average common shares outstanding	331.3	342.4	352.7	365.9	376.2	(44.9)	(11.9)%	336.8	380.7	(43.9)	(11.5)%
Weighted average common shares outstanding (fully diluted)	334.1	346.0	357.6	369.9	379.1	(45.0)	(11.9)%	340.0	384.2	(44.2)	(11.5)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Amounts prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	2Q'26 vs. 2Q'25		Jun 30, 2026	Jun 30, 2025	YTD'26 vs. YTD'25
PERFORMANCE METRICS
Return on assets(1)	2.9%	2.7%	2.5%	3.6%	3.2%		(0.3)%	2.8%	2.9%		(0.1)%
Return on equity(2)	21.4%	19.5%	17.6%	25.1%	23.1%		(1.7)%	20.4%	20.8%		(0.4)%
Return on tangible common equity(3)(4)	25.2%	22.6%	20.3%	28.9%	26.7%		(1.5)%	23.9%	24.0%		(0.1)%
Net interest margin(5)	15.08%	15.50%	15.83%	15.62%	14.78%		0.30%	15.29%	14.76%		0.53%
Efficiency ratio(6)	35.8%	35.6%	36.9%	32.6%	34.1%		1.7%	35.7%	33.8%		1.9%
Other expense as a % of average loan receivables, including held for sale	5.30%	5.30%	5.50%	4.96%	5.03%		0.27%	5.30%	5.01%		0.29%
Effective income tax rate	25.4%	23.1%	21.1%	24.6%	23.0%		2.4%	24.3%	23.0%		1.3%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.43%	5.42%	5.37%	5.16%	5.70%		(0.27)%	5.43%	6.04%		(0.61)%
30+ days past due as a % of period-end loan receivables(7)	4.16%	4.54%	4.49%	4.39%	4.18%		(0.02)%	4.16%	4.18%		(0.02)%
90+ days past due as a % of period-end loan receivables(7)	2.01%	2.28%	2.17%	2.12%	2.06%		(0.05)%	2.01%	2.06%		(0.05)%
Net charge-offs	$1,364	$1,346	$1,367	$1,298	$1,411	$(47)	(3.3)%	$2,710	$2,999	$(289)	(9.6)%
Loan receivables delinquent over 30 days(7)	$4,249	$4,543	$4,660	$4,400	$4,173	$76	1.8%	$4,249	$4,173	$76	1.8%
Loan receivables delinquent over 90 days(7)	$2,050	$2,284	$2,248	$2,128	$2,059	$(9)	(0.4)%	$2,050	$2,059	$(9)	(0.4)%
Allowance for credit losses (period-end)	$10,312	$10,428	$10,442	$10,373	$10,564	$(252)	(2.4)%	$10,312	$10,564	$(252)	(2.4)%
Allowance coverage ratio(8)	10.09%	10.42%	10.06%	10.35%	10.59%		(0.50)%	10.09%	10.59%		(0.50)%

BUSINESS METRICS
Purchase volume(9)	$49,827	$42,984	$49,476	$46,005	$46,084	$3,743	8.1%	$92,811	$86,804	$6,007	6.9%
Period-end loan receivables	$102,208	$100,085	$103,808	$100,178	$99,776	$2,432	2.4%	$102,208	$99,776	$2,432	2.4%
Credit cards	$94,233	$92,764	$96,346	$92,550	$92,036	$2,197	2.4%	$94,233	$92,036	$2,197	2.4%
Consumer installment loans	$5,233	$5,357	$5,548	$5,584	$5,669	$(436)	(7.7)%	$5,233	$5,669	$(436)	(7.7)%
Commercial credit products	$2,681	$1,886	$1,833	$1,961	$1,980	$701	35.4%	$2,681	$1,980	$701	35.4%
Other	$61	$78	$81	$83	$91	$(30)	(33.0)%	$61	$91	$(30)	(33.0)%
Average loan receivables, including held for sale	$100,702	$100,693	$100,982	$99,885	$99,236	$1,466	1.5%	$100,698	$100,123	$575	0.6%
Period-end active accounts (in thousands)(10)	68,410	67,828	70,693	68,585	68,186	224	0.3%	68,410	68,186	224	0.3%
Average active accounts (in thousands)(10)	68,341	68,815	69,304	68,318	68,050	291	0.4%	68,685	68,810	(125)	(0.2)%

LIQUIDITY
Liquid assets
Cash and equivalents	$16,193	$20,559	$14,973	$16,245	$19,457	$(3,264)	(16.8)%	$16,193	$19,457	$(3,264)	(16.8)%
Total liquid assets	$19,786	$22,845	$16,562	$18,234	$21,796	$(2,010)	(9.2)%	$19,786	$21,796	$(2,010)	(9.2)%
Undrawn credit facilities
Undrawn credit facilities	$2,125	$2,125	$2,125	$2,125	$2,625	$(500)	(19.0)%	$2,125	$2,625	$(500)	(19.0)%
Total liquid assets and undrawn credit facilities(11)	$21,911	$24,970	$18,687	$20,359	$24,421	$(2,510)	(10.3)%	$21,911	$24,421	$(2,510)	(10.3)%
Liquid assets % of total assets	16.23%	18.80%	13.91%	15.59%	18.09%		(1.86)%	16.23%	18.09%		(1.86)%
Liquid assets including undrawn credit facilities % of total assets	17.97%	20.55%	15.69%	17.40%	20.27%		(2.30)%	17.97%	20.27%		(2.30)%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Amounts prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.
(5) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(6) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(7) Based on customer statement-end balances extrapolated to the respective period-end date.
(8) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(9) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(11) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	2Q'26 vs. 2Q'25		Jun 30, 2026	Jun 30, 2025	YTD'26 vs. YTD'25
Interest income:
Interest and fees on loans	$5,380	$5,413	$5,548	$5,510	$5,328	$52	1.0%	$10,793	$10,640	$153	1.4%
Interest on cash and debt securities	203	190	186	221	258	(55)	(21.3)%	393	496	(103)	(20.8)%
Total interest income	5,583	5,603	5,734	5,731	5,586	(3)	(0.1)%	11,186	11,136	50	0.4%

Interest expense:
Interest on deposits	767	770	781	812	855	(88)	(10.3)%	1,537	1,737	(200)	(11.5)%
Interest on borrowings of consolidated securitization entities	111	106	104	105	104	7	6.7%	217	208	9	4.3%
Interest on senior unsecured notes	97	92	88	94	106	(9)	(8.5)%	189	206	(17)	(8.3)%

Total interest expense	975	968	973	1,011	1,065	(90)	(8.5)%	1,943	2,151	(208)	(9.7)%

Net interest income	4,608	4,635	4,761	4,720	4,521	87	1.9%	9,243	8,985	258	2.9%

Retailer share arrangements	(1,027)	(1,070)	(1,094)	(1,024)	(992)	(35)	3.5%	(2,097)	(1,887)	(210)	11.1%

Provision for credit losses	1,201	1,335	1,442	1,146	1,146	55	4.8%	2,536	2,637	(101)	(3.8)%
Net interest income, after retailer share arrangements and provision for credit losses	2,380	2,230	2,225	2,550	2,383	(3)	(0.1)%	4,610	4,461	149	3.3%

Other income:
Interchange revenue	300	264	289	272	268	32	11.9%	564	506	58	11.5%
Protection product revenue	161	161	156	149	144	17	11.8%	322	291	31	10.7%
Loyalty programs	(436)	(361)	(399)	(368)	(360)	(76)	21.1%	(797)	(671)	(126)	18.8%
Other	112	69	80	74	66	46	69.7%	181	141	40	28.4%
Total other income	137	133	126	127	118	19	16.1%	270	267	3	1.1%

Other expense:
Employee costs	516	515	575	503	509	7	1.4%	1,031	1,015	16	1.6%
Professional fees	220	209	243	240	236	(16)	(6.8)%	429	453	(24)	(5.3)%
Marketing and business development	137	114	148	120	127	10	7.9%	251	243	8	3.3%
Information processing	248	262	239	226	215	33	15.3%	510	434	76	17.5%
Other	210	216	194	159	158	52	32.9%	426	343	83	24.2%
Total other expense	1,331	1,316	1,399	1,248	1,245	86	6.9%	2,647	2,488	159	6.4%

Earnings before provision for income taxes	1,186	1,047	952	1,429	1,256	(70)	(5.6)%	2,233	2,240	(7)	(0.3)%
Provision for income taxes	301	242	201	352	289	12	4.2%	543	516	27	5.2%
Net earnings	$885	$805	$751	$1,077	$967	$(82)	(8.5)%	$1,690	$1,724	$(34)	(2.0)%

Net earnings available to common stockholders	$864	$784	$730	$1,057	$946	$(82)	(8.7)%	$1,648	$1,682	$(34)	(2.0)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Jun 30, 2026 vs. Jun 30, 2025
Assets
Cash and equivalents	$16,193	$20,559	$14,973	$16,245	$19,457	$(3,264)	(16.8)%
Debt securities	4,365	3,040	2,348	2,716	2,905	1,460	50.3%
Loan receivables:
Unsecuritized loans held for investment	80,367	78,423	81,408	79,207	78,566	1,801	2.3%
Restricted loans of consolidated securitization entities	21,841	21,662	22,400	20,971	21,210	631	3.0%
Total loan receivables	102,208	100,085	103,808	100,178	99,776	2,432	2.4%
Less: Allowance for credit losses	(10,312)	(10,428)	(10,442)	(10,373)	(10,564)	252	(2.4)%
Loan receivables, net	91,896	89,657	93,366	89,805	89,212	2,684	3.0%
Loan receivables held for sale	—	—	—	192	191	(191)	(100.0)%
Goodwill	1,363	1,363	1,363	1,274	1,274	89	7.0%
Intangible assets, net(1)	152	100	104	64	57	95	166.7%
Other assets(1)	7,961	6,782	6,941	6,688	7,409	552	7.5%

Total assets	$121,930	$121,501	$119,095	$116,984	$120,505	$1,425	1.2%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$82,376	$82,478	$80,748	$79,513	$81,857	$519	0.6%
Non-interest-bearing deposit accounts	430	416	396	373	405	25	6.2%
Total deposits	82,806	82,894	81,144	79,886	82,262	544	0.7%
Borrowings:
Borrowings of consolidated securitization entities	8,916	8,915	8,415	7,666	8,340	576	6.9%

Senior and Subordinated unsecured notes	7,516	7,513	6,767	6,765	7,669	(153)	(2.0)%

Total borrowings	16,432	16,428	15,182	14,431	16,009	423	2.6%
Accrued expenses and other liabilities	5,795	5,702	6,003	5,602	5,282	513	9.7%

Total liabilities	105,033	105,024	102,329	99,919	103,553	1,480	1.4%
Equity:
Preferred stock	1,716	1,222	1,222	1,222	1,222	494	40.4%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,876	9,844	9,902	9,866	9,836	40	0.4%
Retained earnings	25,968	25,210	24,598	23,978	23,036	2,932	12.7%
Accumulated other comprehensive income (loss)	(71)	(56)	(48)	(46)	(45)	(26)	57.8%
Treasury stock	(20,593)	(19,744)	(18,909)	(17,956)	(17,098)	(3,495)	20.4%
Total equity	16,897	16,477	16,766	17,065	16,952	(55)	(0.3)%
Total liabilities and equity	$121,930	$121,501	$119,095	$116,984	$120,505	$1,425	1.2%

(1) At June 30, 2026, internal-use capitalized software of $1.1 billion, net of accumulated amortization, is now presented as a component of Other assets on our Consolidated Statement of Financial Position. Reclassifications of prior period amounts previously classified as Intangible assets have been made to conform with the current presentation. Prior period amounts subject to reclassification were $1.1 billion, $1.2 billion, $845 million, and $805 million, net of accumulated amortization, at March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2026			Mar 31, 2026			Dec 31, 2025			Sep 30, 2025			Jun 30, 2025
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$18,067	$167	3.71%	$17,992	$163	3.67%	$15,679	$158	4.00%	$17,131	$187	4.33%	$20,699	$228	4.42%
Securities available for sale	3,775	36	3.83%	2,595	27	4.22%	2,635	28	4.22%	2,872	34	4.70%	2,774	30	4.34%

Loan receivables, including held for sale:
Credit cards	92,690	5,092	22.03%	93,290	5,152	22.40%	93,389	5,297	22.50%	92,176	5,255	22.62%	91,460	5,076	22.26%
Consumer installment loans	5,288	187	14.18%	5,465	188	13.95%	5,548	198	14.16%	5,618	208	14.69%	5,692	207	14.59%
Commercial credit products	2,646	100	15.16%	1,857	72	15.72%	1,962	52	10.52%	2,006	46	9.10%	1,981	43	8.71%
Other	78	1	5.14%	81	1	5.01%	83	1	4.78%	85	1	4.67%	103	2	7.79%
Total loan receivables, including held for sale	100,702	5,380	21.43%	100,693	5,413	21.80%	100,982	5,548	21.80%	99,885	5,510	21.89%	99,236	5,328	21.54%
Total interest-earning assets	122,544	5,583	18.27%	121,280	5,603	18.74%	119,296	5,734	19.07%	119,888	5,731	18.97%	122,709	5,586	18.26%

Non-interest-earning assets:
Cash and due from banks	945			976			864			892			868
Allowance for credit losses	(10,428)			(10,431)			(10,391)			(10,536)			(10,797)
Other assets	8,209			8,223			8,131			7,913			7,661
Total non-interest-earning assets	(1,274)			(1,232)			(1,396)			(1,731)			(2,268)

Total assets	$121,270			$120,048			$117,900			$118,157			$120,441

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,279	$767	3.74%	$81,704	$770	3.82%	$80,117	$781	3.87%	$80,442	$812	4.00%	$82,014	$855	4.18%
Borrowings of consolidated securitization entities	8,915	111	4.99%	8,482	106	5.07%	8,032	104	5.14%	7,768	105	5.36%	7,926	104	5.26%

Senior and Subordinated unsecured notes	7,514	97	5.18%	7,056	92	5.29%	6,765	88	5.16%	7,209	94	5.17%	8,269	106	5.14%

Total interest-bearing liabilities	98,708	975	3.96%	97,242	968	4.04%	94,914	973	4.07%	95,419	1,011	4.20%	98,209	1,065	4.35%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	419			414			382			410			412
Other liabilities	5,540			5,621			5,667			5,287			5,065
Total non-interest-bearing liabilities	5,959			6,035			6,049			5,697			5,477

Total liabilities	104,667			103,277			100,963			101,116			103,686

Equity
Total equity	16,603			16,771			16,937			17,041			16,755

Total liabilities and equity	$121,270			$120,048			$117,900			$118,157			$120,441
Net interest income		$4,608			$4,635			$4,761			$4,720			$4,521

Interest rate spread(2)			14.31%			14.70%			15.00%			14.76%			13.91%
Net interest margin(3)			15.08%			15.50%			15.83%			15.62%			14.78%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2026			Six Months Ended Jun 30, 2025
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$18,030	$330	3.69%	$19,625	$431	4.43%
Securities available for sale	3,188	63	3.99%	3,001	65	4.37%

Loan receivables, including held for sale:
Credit cards	92,989	10,244	22.22%	92,345	10,131	22.12%
Consumer installment loans	5,376	375	14.07%	5,762	418	14.63%
Commercial credit products	2,254	172	15.39%	1,912	88	9.28%
Other	79	2	5.11%	104	3	5.82%
Total loan receivables, including held for sale	100,698	10,793	21.61%	100,123	10,640	21.43%
Total interest-earning assets	121,916	11,186	18.50%	122,749	11,136	18.29%

Non-interest-earning assets:
Cash and due from banks	960			868
Allowance for credit losses	(10,429)			(10,866)
Other assets	8,216			7,716
Total non-interest-earning assets	(1,253)			(2,282)

Total assets	$120,663			$120,467

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$81,993	$1,537	3.78%	$82,191	$1,737	4.26%
Borrowings of consolidated securitization entities	8,700	217	5.03%	8,058	208	5.21%

Senior and subordinated unsecured notes	7,286	189	5.23%	8,061	206	5.15%

Total interest-bearing liabilities	97,979	1,943	4.00%	98,310	2,151	4.41%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	417			415
Other liabilities	5,580			5,016
Total non-interest-bearing liabilities	5,997			5,431

Total liabilities	103,976			103,741

Equity
Total equity	16,687			16,726

Total liabilities and equity	$120,663			$120,467
Net interest income		$9,243			$8,985

Interest rate spread(2)			14.50%			13.88%
Net interest margin(3)			15.29%			14.76%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Jun 30, 2026 vs. Jun 30, 2025
BALANCE SHEET STATISTICS
Total common equity	$15,181	$15,255	$15,544	$15,843	$15,730	$(549)	(3.5)%
Total common equity as a % of total assets	12.45%	12.56%	13.05%	13.54%	13.05%		(0.60)%

Tangible assets(1)	$120,415	$120,038	$117,628	$115,646	$119,174	$1,241	1.0%
Tangible common equity(1)(2)	$13,666	$13,792	$14,077	$14,505	$14,399	$(733)	(5.1)%
Tangible common equity as a % of tangible assets(1)(2)	11.35%	11.49%	11.97%	12.54%	12.08%		(0.73)%
Tangible book value per share(1)(3)	$42.01	$40.95	$40.52	$40.28	$38.72	$3.29	8.5%

REGULATORY CAPITAL RATIOS(1)(4)
	Basel III
Total risk-based capital ratio(5)	16.9%	16.9%	16.7%	17.6%	17.5%
Tier 1 risk-based capital ratio(6)	14.9%	14.8%	14.6%	15.5%	15.4%

Tier 1 leverage ratio(7)	13.0%	12.8%	13.3%	13.6%	13.3%
Common equity Tier 1 capital ratio	13.2%	13.6%	13.5%	14.3%	14.2%

(1) Amounts and ratios prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.
(2) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Regulatory capital ratios at June 30, 2026 are preliminary and therefore subject to change.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	2Q'26 vs. 2Q'25		Jun 30, 2026	Jun 30, 2025	YTD '26 vs. YTD '25
HOME & AUTO
Purchase volume(1)	$12,120	$9,443	$10,381	$11,061	$11,459	$661	5.8%	$21,563	$20,905	$658	3.1%
Period-end loan receivables	$30,351	$29,136	$30,106	$30,295	$30,374	$(23)	(0.1)%	$30,351	$30,374	$(23)	(0.1)%
Average loan receivables, including held for sale	$29,868	$29,367	$30,055	$30,260	$30,137	$(269)	(0.9)%	$29,619	$30,472	$(853)	(2.8)%
Average active accounts (in thousands)(2)	17,383	16,847	17,370	17,749	17,831	(448)	(2.5)%	17,176	17,899	(723)	(4.0)%

Interest and fees on loans	$1,394	$1,379	$1,444	$1,443	$1,395	$(1)	(0.1)%	$2,773	$2,797	$(24)	(0.9)%
Other income	$63	$55	$52	$54	$52	$11	21.2%	$118	$108	$10	9.3%

DIGITAL
Purchase volume(1)	$14,897	$13,499	$16,206	$14,044	$13,647	$1,250	9.2%	$28,396	$26,126	$2,270	8.7%
Period-end loan receivables	$29,011	$28,733	$30,057	$28,179	$27,786	$1,225	4.4%	$29,011	$27,786	$1,225	4.4%
Average loan receivables, including held for sale	$28,538	$29,024	$28,676	$27,880	$27,571	$967	3.5%	$28,780	$27,892	$888	3.2%
Average active accounts (in thousands)(2)	20,662	21,268	21,352	20,680	20,368	294	1.4%	20,962	20,554	408	2.0%

Interest and fees on loans	$1,604	$1,632	$1,663	$1,631	$1,576	$28	1.8%	$3,236	$3,120	$116	3.7%
Other income	$(5)	$9	$(6)	$(2)	$—	$(5)	NM	$4	$9	$(5)	(55.6)%

DIVERSIFIED & VALUE
Purchase volume(1)	$17,200	$14,926	$17,462	$15,417	$15,393	$1,807	11.7%	$32,126	$29,125	$3,001	10.3%
Period-end loan receivables	$20,770	$20,269	$21,236	$19,500	$19,510	$1,260	6.5%	$20,770	$19,510	$1,260	6.5%
Average loan receivables, including held for sale	$20,348	$20,229	$19,978	$19,440	$19,338	$1,010	5.2%	$20,289	$19,504	$785	4.0%
Average active accounts (in thousands)(2)	20,160	20,416	20,170	19,470	19,471	689	3.5%	20,329	19,858	471	2.4%

Interest and fees on loans	$1,177	$1,195	$1,200	$1,192	$1,159	$18	1.6%	$2,372	$2,337	$35	1.5%
Other income	$(51)	$(18)	$(13)	$(3)	$(3)	$(48)	NM	$(69)	$(3)	$(66)	NM

HEALTH & WELLNESS
Purchase volume(1)	$4,092	$3,871	$3,897	$3,976	$4,007	$85	2.1%	$7,963	$7,781	$182	2.3%
Period-end loan receivables	$15,390	$15,309	$15,545	$15,447	$15,309	$81	0.5%	$15,390	$15,309	$81	0.5%
Average loan receivables, including held for sale	$15,296	$15,373	$15,499	$15,347	$15,215	$81	0.5%	$15,335	$15,247	$88	0.6%
Average active accounts (in thousands)(2)	7,580	7,680	7,770	7,730	7,697	(117)	(1.5)%	7,631	7,740	(109)	(1.4)%

Interest and fees on loans	$948	$948	$979	$967	$923	$25	2.7%	$1,896	$1,837	$59	3.2%
Other income	$82	$80	$79	$73	$66	$16	24.2%	$162	$141	$21	14.9%

LIFESTYLE
Purchase volume(1)	$1,518	$1,245	$1,522	$1,371	$1,432	$86	6.0%	$2,763	$2,600	$163	6.3%
Period-end loan receivables	$6,613	$6,548	$6,771	$6,644	$6,673	$(60)	(0.9)%	$6,613	$6,673	$(60)	(0.9)%
Average loan receivables, including held for sale	$6,561	$6,607	$6,657	$6,652	$6,646	$(85)	(1.3)%	$6,584	$6,681	$(97)	(1.5)%
Average active accounts (in thousands)(2)	2,539	2,584	2,589	2,543	2,531	8	0.3%	2,569	2,598	(29)	(1.1)%

Interest and fees on loans	$256	$258	$265	$264	$261	$(5)	(1.9)%	$514	$522	$(8)	(1.5)%
Other income	$12	$11	$11	$11	$9	$3	33.3%	$23	$19	$4	21.1%

CORP, OTHER(3)
Purchase volume(1)	$—	$—	$8	$136	$146	$(146)	(100.0)%	$—	$267	$(267)	(100.0)%
Period-end loan receivables	$73	$90	$93	$113	$124	$(51)	(41.1)%	$73	$124	$(51)	(41.1)%
Average loan receivables, including held for sale	$91	$93	$117	$306	$329	$(238)	(72.3)%	$91	$327	$(236)	(72.2)%
Average active accounts (in thousands)(2)	17	20	53	146	152	(135)	(88.8)%	18	161	(143)	(88.8)%

Interest and fees on loans	$1	$1	$(3)	$13	$14	$(13)	(92.9)%	$2	$27	$(25)	(92.6)%
Other income	$36	$(4)	$3	$(6)	$(6)	$42	NM	$32	$(7)	$39	NM

TOTAL SYF(3)
Purchase volume(1)	$49,827	$42,984	$49,476	$46,005	$46,084	$3,743	8.1%	$92,811	$86,804	$6,007	6.9%
Period-end loan receivables	$102,208	$100,085	$103,808	$100,178	$99,776	$2,432	2.4%	$102,208	$99,776	$2,432	2.4%
Average loan receivables, including held for sale	$100,702	$100,693	$100,982	$99,885	$99,236	$1,466	1.5%	$100,698	$100,123	$575	0.6%
Average active accounts (in thousands)(2)	68,341	68,815	69,304	68,318	68,050	291	0.4%	68,685	68,810	(125)	(0.2)%

Interest and fees on loans	$5,380	$5,413	$5,548	$5,510	$5,328	$52	1.0%	$10,793	$10,640	$153	1.4%
Other income	$137	$133	$126	$127	$118	$19	16.1%	$270	$267	$3	1.1%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(3) Includes activity and balances (except for Period-end loan receivables) associated with a loan portfolio which was sold in 4Q 2025.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$16,897	$16,477	$16,766	$17,065	$16,952
Less: Preferred stock	(1,716)	(1,222)	(1,222)	(1,222)	(1,222)
Less: Goodwill	(1,363)	(1,363)	(1,363)	(1,274)	(1,274)
Less: Intangible assets, net	(152)	(100)	(104)	(64)	(57)
Tangible common equity	$13,666	$13,792	$14,077	$14,505	$14,399
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	234	223	213	207	209
Common equity Tier 1	$13,900	$14,015	$14,290	$14,712	$14,608
Preferred stock	1,716	1,222	1,222	1,222	1,222
Tier 1 capital	$15,616	$15,237	$15,512	$15,934	$15,830
Add: Subordinated debt	743	742	742	742	742
Add: Allowance for credit losses includible in risk-based capital	1,423	1,401	1,437	1,396	1,396
Total Risk-based capital	$17,782	$17,380	$17,691	$18,072	$17,968

ASSET MEASURES(2)
Total average assets	$121,270	$120,048	$117,900	$118,157	$120,441
Adjustments for:
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,275)	(1,238)	(1,242)	(1,115)	(1,108)

Total assets for leverage purposes	$119,995	$118,810	$116,658	$117,042	$119,333

Risk-weighted assets	$104,969	$102,995	$105,934	$102,630	$102,531

TIER 1 CAPITAL + RESERVES RATIO(2)
Tier 1 capital	$15,616	$15,237	$15,512	$15,934	$15,830
Add: Allowance for credit losses	10,312	10,428	10,442	10,373	10,564
Tier 1 capital + Reserves for credit losses	$25,928	$25,665	$25,954	$26,307	$26,394

TANGIBLE BOOK VALUE PER SHARE(2)
Book value per share	$46.67	$45.29	$44.74	$44.00	$42.30
Less: Goodwill	(4.19)	(4.04)	(3.92)	(3.55)	(3.43)
Less: Intangible assets, net	(0.47)	(0.30)	(0.30)	(0.17)	(0.15)
Tangible book value per share	$42.01	$40.95	$40.52	$40.28	$38.72

(1) Regulatory measures at June 30, 2026 are preliminary and therefore subject to change.
(2) Amounts prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.